POWER OF ATTORNEY

           KNOW ALL MEN OF THESE PRESENTS, that the undersigned director of each of Blount International, Inc. and Blount, Inc. whose signature appears below constitutes and appoints Richard
H. Irving, III and L. Daniel Morris, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, or any other applicable form prescribed by the Securities and Exchange Commission (the "Commission") under the provisions of the Securities
Act of 1933, as amended (the "Act"), for the registration under the Act of certain debt securities issued by Blount, Inc. and guaranteed by Blount International, Inc., the same being authorized by the respective Boards of Directors of said
Companies at a meeting on November 10, 1997, and any and all amendments thereto and to file the same, with all exhibits thereto and other documents (including Prospectuses and Prospectus Supplements) in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 15th day of December, 1997.




                                 /s/ WINTON M. BLOUNT
                         ---------------------------------------
                         Winton M. Blount, Chairman of the Board
                         and Director

                         POWER OF ATTORNEY

           KNOW ALL MEN OF THESE PRESENTS, that the undersigned director of each of Blount International, Inc. and Blount, Inc. whose signature appears below constitutes and appoints Richard
H. Irving, III and L. Daniel Morris, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, or any other applicable form prescribed by the Securities and Exchange Commission (the "Commission") under the provisions of the Securities
Act of 1933, as amended (the "Act"), for the registration under the Act of certain debt securities issued by Blount, Inc. and guaranteed by Blount International, Inc., the same being authorized by the respective Boards of Directors of said
Companies at a meeting on November 10, 1997, and any and all amendments thereto and to file the same, with all exhibits thereto and other documents (including Prospectuses and Prospectus Supplements) in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 15th day of December, 1997.




                                  /s/ JOHN M. PANETIERRE
                         -------------------------------------------
                              John M. Panetierre, Director

                                 /s/ JOHN M. PANETIERRE
                          -------------------------------------------
                              John M. Panetierre, President
                                & Chief Executive Officer

                        POWER OF ATTORNEY

           KNOW ALL MEN OF THESE PRESENTS, that the undersigned director of each of Blount International, Inc. and Blount, Inc. whose signature appears below constitutes and appoints Richard
H. Irving, III and L. Daniel Morris, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, or any other applicable form prescribed by the Securities and Exchange Commission (the "Commission") under the provisions of the Securities
Act of 1933, as amended (the "Act"), for the registration under the Act of certain debt securities issued by Blount, Inc. and guaranteed by Blount International, Inc., the same being authorized by the respective Boards of Directors of said
Companies at a meeting on November 10, 1997, and any and all amendments thereto and to file the same, with all exhibits thereto and other documents (including Prospectuses and Prospectus Supplements) in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of December, 1997.




                                  /s/ C. TODD CONOVER
                            -------------------------------
                               C. Todd Conover, Director

                        POWER OF ATTORNEY

           KNOW ALL MEN OF THESE PRESENTS, that the undersigned director of each of Blount International, Inc. and Blount, Inc. whose signature appears below constitutes and appoints Richard
H. Irving, III and L. Daniel Morris, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, or any other applicable form prescribed by the Securities and Exchange Commission (the "Commission") under the provisions of the Securities
Act of 1933, as amended (the "Act"), for the registration under the Act of certain debt securities issued by Blount, Inc. and guaranteed by Blount International, Inc., the same being authorized by the respective Boards of Directors of said
Companies at a meeting on November 10, 1997, and any and all amendments thereto and to file the same, with all exhibits thereto and other documents (including Prospectuses and Prospectus Supplements) in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of December, 1997.




                                   /s/ EMORY M. FOLMAR
                             -------------------------------
                                Emory M. Folmar, Director

                        POWER OF ATTORNEY

           KNOW ALL MEN OF THESE PRESENTS, that the undersigned director of each of Blount International, Inc. and Blount, Inc. whose signature appears below constitutes and appoints Richard
H. Irving, III and L. Daniel Morris, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, or any other applicable form prescribed by the Securities and Exchange Commission (the "Commission") under the provisions of the Securities
Act of 1933, as amended (the "Act"), for the registration under the Act of certain debt securities issued by Blount, Inc. and guaranteed by Blount International, Inc., the same being authorized by the respective Boards of Directors of said
Companies at a meeting on November 10, 1997, and any and all amendments thereto and to file the same, with all exhibits thereto and other documents (including Prospectuses and Prospectus Supplements) in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of December, 1997.




                                  /s/ ANDREW A. SORENSEN
                             --------------------------------
                               Andrew A. Sorensen, Director

                        POWER OF ATTORNEY

           KNOW ALL MEN OF THESE PRESENTS, that the undersigned director of each of Blount International, Inc. and Blount, Inc. whose signature appears below constitutes and appoints Richard
H. Irving, III and L. Daniel Morris, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, or any other applicable form prescribed by the Securities and Exchange Commission (the "Commission") under the provisions of the Securities
Act of 1933, as amended (the "Act"), for the registration under the Act of certain debt securities issued by Blount, Inc. and guaranteed by Blount International, Inc., the same being authorized by the respective Boards of Directors of said
Companies at a meeting on November 10, 1997, and any and all amendments thereto and to file the same, with all exhibits thereto and other documents (including Prospectuses and Prospectus Supplements) in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of December, 1997.




                                  /s/ W. HOUSTON BLOUNT
                             -------------------------------
                               W. Houston Blount, Director

                        POWER OF ATTORNEY

           KNOW ALL MEN OF THESE PRESENTS, that the undersigned director of each of Blount International, Inc. and Blount, Inc. whose signature appears below constitutes and appoints Richard
H. Irving, III and L. Daniel Morris, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, or any other applicable form prescribed by the Securities and Exchange Commission (the "Commission") under the provisions of the Securities
Act of 1933, as amended (the "Act"), for the registration under the Act of certain debt securities issued by Blount, Inc. and guaranteed by Blount International, Inc., the same being authorized by the respective Boards of Directors of said
Companies at a meeting on November 10, 1997, and any and all amendments thereto and to file the same, with all exhibits thereto and other documents (including Prospectuses and Prospectus Supplements) in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of December, 1997.




                                  /s/ R. EUGENE CARTLEDGE
                             ---------------------------------
                               R. Eugene Cartledge, Director

                        POWER OF ATTORNEY

           KNOW ALL MEN OF THESE PRESENTS, that the undersigned director of each of Blount International, Inc. and Blount, Inc. whose signature appears below constitutes and appoints Richard
H. Irving, III and L. Daniel Morris, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, or any other applicable form prescribed by the Securities and Exchange Commission (the "Commission") under the provisions of the Securities
Act of 1933, as amended (the "Act"), for the registration under the Act of certain debt securities issued by Blount, Inc. and guaranteed by Blount International, Inc., the same being authorized by the respective Boards of Directors of said
Companies at a meeting on November 10, 1997, and any and all amendments thereto and to file the same, with all exhibits thereto and other documents (including Prospectuses and Prospectus Supplements) in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 12th day of December, 1997.




                                  /s/ H. CORBIN DAY
                             ---------------------------
                               H. Corbin Day, Director

                        POWER OF ATTORNEY

           KNOW ALL MEN OF THESE PRESENTS, that the undersigned director of each of Blount International, Inc. and Blount, Inc. whose signature appears below constitutes and appoints Richard
H. Irving, III and L. Daniel Morris, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, or any other applicable form prescribed by the Securities and Exchange Commission (the "Commission") under the provisions of the Securities
Act of 1933, as amended (the "Act"), for the registration under the Act of certain debt securities issued by Blount, Inc. and guaranteed by Blount International, Inc., the same being authorized by the respective Boards of Directors of said
Companies at a meeting on November 10, 1997, and any and all amendments thereto and to file the same, with all exhibits thereto and other documents (including Prospectuses and Prospectus Supplements) in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of December, 1997.




                                  /s/ HERBERT J. DICKSON
                             --------------------------------
                               Herbert J. Dickson, Director

                        POWER OF ATTORNEY

           KNOW ALL MEN OF THESE PRESENTS, that the undersigned director of each of Blount International, Inc. and Blount, Inc. whose signature appears below constitutes and appoints Richard
H. Irving, III and L. Daniel Morris, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, or any other applicable form prescribed by the Securities and Exchange Commission (the "Commission") under the provisions of the Securities
Act of 1933, as amended (the "Act"), for the registration under the Act of certain debt securities issued by Blount, Inc. and guaranteed by Blount International, Inc., the same being authorized by the respective Boards of Directors of said
Companies at a meeting on November 10, 1997, and any and all amendments thereto and to file the same, with all exhibits thereto and other documents (including Prospectuses and Prospectus Supplements) in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of December, 1997.




                                  /s/ MARY D. NELSON
                            ------------------------------
                               Mary D. Nelson, Director

                        POWER OF ATTORNEY

           KNOW ALL MEN OF THESE PRESENTS, that the undersigned director of each of Blount International, Inc. and Blount, Inc. whose signature appears below constitutes and appoints Richard
H. Irving, III and L. Daniel Morris, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, or any other applicable form prescribed by the Securities and Exchange Commission (the "Commission") under the provisions of the Securities
Act of 1933, as amended (the "Act"), for the registration under the Act of certain debt securities issued by Blount, Inc. and guaranteed by Blount International, Inc., the same being authorized by the respective Boards of Directors of said
Companies at a meeting on November 10, 1997, and any and all amendments thereto and to file the same, with all exhibits thereto and other documents (including Prospectuses and Prospectus Supplements) in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of December, 1997.




                                  /s/ ARTHUR P. RONAN
                             -----------------------------
                               Arthur P. Ronan, Director

                        POWER OF ATTORNEY

           KNOW ALL MEN OF THESE PRESENTS, that the undersigned director of each of Blount International, Inc. and Blount, Inc. whose signature appears below constitutes and appoints Richard
H. Irving, III and L. Daniel Morris, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, or any other applicable form prescribed by the Securities and Exchange Commission (the "Commission") under the provisions of the Securities
Act of 1933, as amended (the "Act"), for the registration under the Act of certain debt securities issued by Blount, Inc. and guaranteed by Blount International, Inc., the same being authorized by the respective Boards of Directors of said
Companies at a meeting on November 10, 1997, and any and all amendments thereto and to file the same, with all exhibits thereto and other documents (including Prospectuses and Prospectus Supplements) in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 12th day of December, 1997.




                                  /s/ HALEY BARBOUR
                             ---------------------------
                               Haley Barbour, Director